Exhibit 99.1

BakBone Software Acquires Constant Data

BakBone Enters Data Replication Market With First Proof Point to Heterogeneous Integrated Data Protection Strategy * BakBone Software investor relations web site www.bakbone.com * Conference call scheduled for 1:30 p.m. Pacific Time today; 4:30 p.m. Eastern Time * Conference call will be archived at www.bakbone.com through Wednesday, November 30

SAN DIEGO, Nov 16, 2005 /PRNewswire-FirstCall via COMTEX News Network/ — BakBone Software(R) (Toronto: BKB; OTC: BKBO) a global provider of data protection software, today announced that it has completed the acquisition of privately-held Constant Data(TM), Inc. of Hopkins, Minnesota. The acquisition marks BakBone’s entry into the data replication and high availability software market and is the first major step in BakBone’s execution of its recently announced Integrated Data Protection(TM) (IDP) strategy for optimizing data protection functionality.

IDP is designed to provide a suite of highly integrated data protection solutions that enables end users to cost-effectively manage data protection and achieve higher levels of data availability. Constant Data’s cross-platform replication technology complements the heterogeneous platform support currently delivered in BakBone’s NetVault(R) backup and disaster recovery technologies and offers users a holistic approach to managing enterprise data protection.

“Combining our backup and recovery pedigree with Constant Data’s real time data replication and high availability offerings is fundamental to our IDP strategy,” commented Jim Johnson, BakBone’s president and CEO. “It gives enterprise customers the functionality they have been looking for and meets their data protection and business continuity objectives.”

Constant Data’s flagship product, Constant Replicator(TM), automatically maintains file and data synchronization from anywhere-to-anywhere ensuring full-time data availability. It is an ideal choice for off-site data mirroring providing immediate recovery and business continuity, guaranteed digital content distribution, wide area clustering, and data consolidation from remote offices through unlimited scalability. Constant Replicator can be installed seamlessly into existing heterogeneous storage environments by providing continuous data protection to existing servers thus protecting previous investments.

Commenting on the increased value for existing customers through the combined product portfolio and synergies created with the implementation of IDP, Paul Sustman, CEO of Constant Data, added, “We see consistency in the fundamental approach both companies take towards data protection and availability, such as heterogeneity, modularity, scalability, enterprise feature set, and ease of use in our solutions. The integration of replication and backup are complementary solutions that will help customers eliminate downtime and improve data availability.”

With support for a broad set of operating platforms including Windows(R), Linux(R), Solaris(R), AIX(R) and Mac OS X(SM), Constant Data’s continuous real-time data replication software solutions provide users with true bi-directional replication, one-to-many replication for enterprise data distribution, and many-to-one replication for centralized data protection for distributed environments. The software also allows users to break the environmental limitations found in many other replication solutions that require identical environments at both source and destination sites.

BakBone acquired Constant Data for approximately US$5.0 million in cash and limited contingent payments. The agreement also provides for assumption of certain assets and liabilities resulting in a total current transaction value of approximately US$5.5 million. The transaction was completed on Tuesday, November 15, 2005. Constant Data will continue to operate in Hopkins, Minnesota.

CONFERENCE CALL INFORMATION

Information not covered in this press release may be discussed in our conference call. This call, scheduled for 1:30 p.m. Pacific time today; 4:30 p.m. Eastern time, is available to all investors and interested parties. The telephone dial-in number to access the live call is 800-374-0713 (domestic) or 706-634-4909 (international). Call participants are asked to dial-in 15 minutes prior to the start of the conference call.

A taped archive of the call will be available until Wednesday, November 30 at 5:00 p.m. Pacific Time at 800-633-8284 (domestic) or 402-977-9140 (international), passcode 21269110.

The number of dial-in lines is limited, however, access to the conference call is also available real-time through the BakBone corporate web site at www.bakbone.com. For those unable to listen to the live broadcast, the webcast will be archived through Wednesday, November 30.

About BakBone Software, Inc.

BakBone Software is a leading international data protection solution provider that develops and distributes heterogeneous data backup, restore, disaster recovery, replication and storage reporting software for network storage and open-systems environments. BakBone delivers scalable solutions that address the complex demands of large enterprise environments, as well as small to medium size businesses. Founded in 2000, BakBone products are used by Fortune 1000 corporations and domestic and international government entities. Distributed through a select global network of strategic partners, resellers and solution providers, interested companies can learn more information about BakBone’s products and services and its newly introduced IDP vision at www.bakbone.com or email info@bakbone.com.

About Constant Data, Inc.

Constant Data is a leading storage software company focused on delivering scalable resilient, data availability software solutions for distributed enterprises. The Company’s Constant Replicator product automatically maintains file and data synchronization from anywhere-to-anywhere ensuring full-time data availability.

Safe Harbor

This press release contains forward-looking statements that involve risks, uncertainties, assumptions and other factors, which, if they do not materialize or prove correct, could cause BakBone’s results to differ materially from historical results, or those expressed or implied by such forward-looking statements. The potential risks and uncertainties may include, but are not limited to, the ability to realize the anticipated synergies and benefits of the merger; the ability to timely and cost-effectively integrate the companies’ operations; competition in our target markets; potential capital needs; management of future growth and expansion; the development, implementation and execution of the Company’s Integrated Data Protection (IDP) strategic vision; risk of third-party claims of infringement; protection of proprietary information; customer acceptance of the Company’s products and fee structures; and the success of BakBone’s brand development efforts. Also, risks associated with strategic alliances; reliance on distribution channels; product concentration; need to develop new and enhanced products; potential product defects; our ability to hire and retain qualified employees and key management personnel; and risks associated with changes in domestic and international market conditions and the entry into and development of international markets for the Company’s products. Our forward-looking statements should be considered in the context of these and other risk factors disclosed in our most recent report filed with the Securities and Exchange Commission, which may be found at www.sec.gov, as well as those risk factors disclosed in our current report filed with the Canadian Securities Administrators, which is available on SEDAR at www.sedar.com. All future written and oral forward-looking statements made by us or on our behalf are also subject to these factors. BakBone assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

BakBone(R), BakBone Software(R), NetVault(R), Application Plugin Module(TM), BakBone logo(R), Integrated Data Protection(TM), Redefining Data Protection(TM), Constant Data(TM), Constant Data logo(TM), Constant Replicator(TM), OnDemand Replicator(TM), Constant HA Cluster(TM), and Sync2NAS(TM) are all trademarks or registered trademarks of BakBone Software, Inc., in the United States and/or in other countries. All other brands, products or service names are or may be trademarks, registered trademarks or service marks of, and used to identify, products or services of their respective owners.

BakBone Corporate/Investor Relations:

Karen Fisher

858-795-7525

karen.fisher@bakbone.com

BakBone Media Contact:

Dani Kenison

858-795-7584

dani.kenison@bakbone.com

SOURCE BakBone Software, Inc.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding BakBone Software, Inc.’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report or Form 10-K for the most recently ended fiscal year.